UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2012

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

On September 19, 2012, Aflac Incorporated (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Goldman, Sachs & Co., as representatives of the underwriters named therein (together, the “Underwriters”), related to the offering, issuance and sale of $450,000,000 aggregate principal amount of its 5.50% Subordinated Debentures due 2052 (the “Debentures”) (or $517,500,000 aggregate principal amount if the underwriters exercise their over-allotment option in full). Pursuant to the terms of the Underwriting Agreement, the Company sold the Debentures to the Underwriters at a weighted average price of $24.2936 per Debenture (reflecting a discount of $0.2500 per Debenture for sales to institutional investors and a discount of $0.7875 per Debenture for sales to retail investors). The Underwriting Agreement contains usual and customary terms, conditions, representations and warranties and indemnification provisions.

The offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-181089), prospectus dated May 1, 2012, and related prospectus supplement dated September 19, 2012 filed with the Securities and Exchange Commission.

The underwriters and their affiliates are full service financial institutions engaged in various activities, including securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain affiliates of the underwriters are lenders under the Company’s 364-day senior unsecured revolving credit facility agreement. The underwriters and their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for the Company, for which they received or will receive customary fees and expenses.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	-	Underwriting Agreement, dated September 19, 2012, between Aflac Incorporated and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Goldman, Sachs & Co., as representatives of the several underwriters included on Schedule 1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

September 21, 2012	/s/ June P. Howard
(June P. Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

EXHIBIT INDEX:

1.1	-	Underwriting Agreement, dated September 19, 2012, between Aflac Incorporated and Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, and Goldman, Sachs & Co., as representatives of the several underwriters included on Schedule 1 thereto.